PRIVATE ADVISORS ALTERNATIVE STRATEGIES FUND

Supplement dated June 10, 2013 (“Supplement”) to the Prospectus dated May 1, 2012,

as amended November 6, 2012

This Supplement updates certain information contained in the Prospectus for Private Advisors Alternative Strategies Fund (‘‘Fund’’). This Supplement relates to and should be read in conjunction with the Fund’s Prospectus dated May 1, 2012, as amended November 6, 2012. A copy of the Prospectus and SAI may be obtained by contacting the Fund at 888-207-6176. These documents are also available at mainstayinvestments.com. Please review this important information carefully.

1.	In the section entitled “Offering,” the table and footnotes are hereby deleted in their entirety and replaced with the following:

OFFERING
Total Offering Amount (1)	$250,000,000
Maximum Sales Load(2)(3)	3.00%
Proceeds to Fund Before Estimated Expenses(4)	$250,000,000
(1)	Shares were initially offered at $1,000, and thereafter are offered continuously at a price equal to the then-current net asset value per share, which will vary, plus any applicable sales load.
(2)	Shares are sold subject to a maximum sales load of up to 3.00%. The actual sales load paid by investors may vary in the Distributor’s discretion and/or among Financial Intermediaries. See “Purchasing Shares.” Investors should consult with their Financial Intermediaries about any additional fees or charge they might impose. The sales load will neither constitute an investment made by an investor, nor form part of the assets of the Feeder Fund.
(3)	New York Life Investments or its affiliates may pay certain additional compensation (out of their own funds and not as an additional sales charge to the Fund) to Financial Intermediaries in connection with the sale of Fund Shares.
(4)	Reflects amount invested at $1,000 net asset value.

2.	In the section entitled “Summary,” (a) the sub-section entitled “Distribution Arrangements” is hereby renamed “Distribution Arrangements and Payments to Financial Intermediaries;” and (b) the following is hereby added as the last paragraph of that sub-section:

In addition, New York Life Investments or its affiliates may pay certain additional compensation (out of their own funds and not as an additional sales charge to the fund) to Financial Intermediaries in connection with the sale of Shares. The level of such payments may be substantial and may be different for different Financial Intermediaries. These payments may create incentives on the part of a Financial Intermediary to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments.

3.	In the section entitled “Summary of Feeder Fund Expenses,” footnote numbers (1) and (8) are deleted in their entirety and replaced with the following:

(1)	The Distributor acts as the distributor of the Shares, subject to various conditions. The Feeder Fund may be offered through Financial Intermediaries that have entered into selling agreements with the Distributor. Shares are sold subject to a maximum sales load of up to 3.00%. The actual sales load paid by investors will vary in the Distributor’s discretion and/or among Financial Intermediaries. The Distributor and/or a Financial Intermediary may waive or reduce the sales load in its discretion for any investor, including through the establishments of breakpoints for investors purchasing shares at or above certain asset thresholds. Investors should consult with their Financial Intermediaries about any additional fees or charges they might impose or compensation they may receive. See “Plan of Distribution.”

(8)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (including the Feeder Fund’s pro rata share of the Master Fund’s expenses, but excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired (Underlying) Fund Fees and Expenses (i.e., the expenses of the underlying Hedge Funds)) do not exceed 2.25% of its average month-end net assets. This agreement will remain in effect until August 1, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. See “Management of the Funds – Investment Manager and Subadvisor.”

4.	In the section entitled “Plan of Distribution,” the third paragraph is deleted in its entirety and replaced with the following:

Shares are sold subject to a maximum sales load of up to 3.00%. The actual sales load paid by investors will vary in the Distributor’s discretion and/or among Financial Intermediaries. The Distributor and/or a Financial Intermediary may waive or reduce the sales load in its discretion for any investor, including through the establishments of breakpoints for investors purchasing shares at or above certain asset thresholds. Investors should consult with their Financial Intermediaries about any additional fees or charges they might impose or compensation they may receive.

5.	In the section entitled “Dividend Reinvestment Plan,” the following paragraph is hereby added following the first paragraph:

Investors investing through a Financial Intermediary may have certain limitations or restrictions on the effective date of any election to participate in or withdraw from the DRIP or their elections to participate in the DRIP. Please contact your Financial Intermediary for additional information regarding such limitations or restrictions.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.